UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): July 7, 2006

CHINA DIGITAL MEDIA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-30212	13-3422912
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2505-06, 25/F, Stelux House, 698 Prince Edward Road East,
Kowloon, Hong Kong
(Address of principal executive offices and zip code)

(011) 852-2390-8600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01.    Entry into a Material Definitive Agreement

                           See Item 3.02 below.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

               See Item 3.02 below.

Item 3.02           Unregistered Sales of Equity Securities.

On July 7, 2006, China Digital Media Corporation sold 20 units of securities to an accredited investor for $1,000,000 . Each “Unit” consists of (i) an interest bearing convertible debenture in the principal amount of $50,000, convertible at $0.80 per share, (ii) a five-year Class A warrant to purchase 62,500 shares of our common stock, par value $0.001 per share at an exercise price of $0.90 per share, (iii) a five-year Class B warrant to purchase 31,250 shares of our common stock at an exercise price of $2.00 per share, (iv) a Class J warrant to purchase 31,250 shares of our common stock at an exercise price of $0.80 per share exercisable for 12 months starting on June 1, 2007, (v) a six-year Class C warrant to purchase 31,250 shares of our common stock at an exercise price of $0.90 per share on the same terms as the Class A Warrant, provided that it is only exercisable if the Class J Warrant has already been exercised, and (vi) a six-year Class D warrant to purchase 15,625 shares of our common stock at an exercise price of $2.00 per share on the same terms as the Class B Warrant, provided that it is only exercisable if the Class J Warrant has already been exercised. The securities issuable upon conversion of the debenture and exercise of the warrants are eligible for certain registration rights. Additionally, the investor agreed to enter into a 90 day post-Public Offering lock-up on the securities issuable upon conversion of the debenture and exercise of the warrants. Public Offering means the completion of a firm underwritten public offering of our securities. For the 90 days after such period, the investor has agreed not to sell more than five percent (5%) of our outstanding common stock, on a fully diluted basis, as of the date of such sale. We paid commissions of 10% to a registered broker-dealer in connection with this financing.

This financing was completed pursuant to Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). We determined that the purchaser was an "accredited investor" as defined in Rule 501(a) under the Securities Act. The purchaser represented its intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the instruments issued in such transactions.

The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The foregoing information has been disclosed herein in accordance with the requirements of this Form 8-K and should not be construed as an offer to sell or solicitation of an offer to buy our securities.

[THE SIGNATURE PAGE FOLLOWS]

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL MEDIA CORPORATION

Date: July 13, 2006	By:	/s/ Daniel Ng
Daniel Ng Chief Executive Officer

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